                                                        EXHIBIT 99.1


                                    FORM OF
                            LETTER OF TRANSMITTAL

                                     FOR

                          TENDER OF ALL OUTSTANDING
                        10 1/4% SENIOR NOTES DUE 2003
                             IN EXCHANGE FOR NEW
                   SERIES B 10 1/4% SENIOR NOTES DUE 2003

                                     OF

                              HAWK CORPORATION

                                     AND

  FRICTION PRODUCTS CO., HAWK BRAKE, INC., LOGAN METAL STAMPINGS, INC., S.K.
    WELLMAN HOLDINGS, INC., S.K. WELLMAN CORP., WELLMAN FRICTION PRODUCTS
         U.K. CORP., HELSEL, INC. AND HUTCHINSON PRODUCTS CORPORATION

      THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME,
          ON [_____], 1997, UNLESS EXTENDED (THE "EXPIRATION DATE")

                               EXCHANGE AGENT:

                         BANK ONE TRUST COMPANY, NA

              BY HAND OR OVERNIGHT COURIER:                            BY REGISTERED OR CERTIFIED MAIL:

                BANK ONE TRUST COMPANY, NA                                 BANK ONE TRUST COMPANY, NA
                   235 WEST SCHROCK ROAD                                     235 WEST SCHROCK ROAD
               WESTERVILLE, OHIO  43081-0184                              WESTERVILLE, OHIO 43081-0184
                            OR                                                         OR
                BANK ONE TRUST COMPANY, NA                                 BANK ONE TRUST COMPANY, NA
                  C/O FIRST CHICAGO TRUST                                   C/O FIRST CHICAGO TRUST
                    COMPANY OF NEW YORK                                       COMPANY OF NEW YORK
           ATTENTION: CORPORATE TRUST DEPARTMENT                     ATTENTION: CORPORATE TRUST DEPARTMENT
                      14 WALL STREET                                             14 WALL STREET
                    8TH FLOOR, WINDOW 2                                       8TH FLOOR, WINDOW 2
                 NEW YORK, NEW YORK  10005                                  NEW YORK, NEW YORK 10005

      BY FACSIMILE (FOR ELIGIBLE INSTITUTIONS ONLY):                        TO CONFIRM RECEIPT ONLY:

                     614-248-5088 (OH)                                         212-240-8862 (NY)
                            OR                                                         OR
                     212-240-8988 (NY)                                           1-800-346-5152


DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

         The undersigned acknowledges receipt of the Prospectus dated [_____], 1997 (the "Prospectus") of Hawk Corporation ("Hawk") and its domestic subsidiaries (together with Hawk, the "Company"), and this Letter of Transmittal (the "Letter of Transmittal"), which together describe the Company's offer (the "Exchange Offer") to exchange $1,000 in principal amount of its new Series B 10 1/4% Senior Notes due 2003 (the "Exchange Notes") for each $1,000 in principal amount of its outstanding 10 1/4% Senior Notes due 2003 (the "Notes"). The terms of the Exchange Notes are identical in all material respects (including principal amount, interest rate and maturity) to the terms of the Notes for which they may be exchanged pursuant to the Exchange Offer, except that the Exchange Notes will be freely transferable by holders thereof (except as provided herein or in the Prospectus) and will not subject to any covenant regarding registration.

         The undersigned has checked the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

    PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS CAREFULLY
                         BEFORE CHECKING ANY BOX BELOW.

YOUR BANK OR BROKER CAN ASSIST YOU IN COMPLETING THIS FORM. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT.

Please list below the Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and principal amounts should be listed on a separate signed schedule affixed hereto.


-------------------------------------------------------------------------------------------------------------------
                                       DESCRIPTION OF NOTES TENDERED HEREWITH
-------------------------------------------------------------------------------------------------------------------
           Name(s) and Address(es) of the                                                               Principal
  Registered Holder(s) as they Appear on the Notes      Certificate       Aggregate Principal             Amount
                   (Please Print)                       Numbers(1)       Amount of the Notes(1)        Tendered(2)
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                                      Total
===================================================================================================================

(1)   Need not be completed by book-entry holders.
(2)   Unless otherwise indicated, the holder will be deemed to have tendered the full aggregate principal amount represented by such Notes.  See Instruction 2.
------------------------------------------------------------------------------------------------------------------

     This Letter of Transmittal is to be used either if certificates of Notes are to be forwarded herewith or if delivery of notes is to be made by book-entry transfer to an account maintained by the Exchange Agent at The Depository Trust Company, pursuant to the procedures set forth in "The Exchange Offer -- Tender Procedure" in the Prospectus. Delivery of documents to the book-entry transfer facility does not constitute delivery to the Exchange Agent.

     Holders whose Notes are not immediately available or who cannot deliver their Notes and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date must tender their Notes according to the guaranteed delivery procedure set forth in the Prospectus under the caption "The Exchange Offer -- Tender Procedure."

[ ] CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

     Name of Tendering Institution ___________________________________________

     The Depository Trust Company

     Account Number __________________________________________________________

     Transaction Code Number _________________________________________________

[ ] CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING:

     Name of Registered Holder(s) ____________________________________________

     Name of Eligible Institution that Guaranteed Delivery ___________________

     Date of Execution of Notice of Guaranteed Delivery ______________________

     If Delivered by Book-Entry Transfer:

     Account Number __________________________________________________________

[ ] CHECK HERE IF EXCHANGE NOTES ARE TO BE DELIVERED TO A PERSON OTHER THAN THE PERSON SIGNING THE LETTER OF TRANSMITTAL:

     Name ____________________________________________________________________
                                 (Please Print)

     Address _________________________________________________________________
                              (Including Zip Code)

[ ] CHECK HERE IF EXCHANGE NOTES ARE TO BE DELIVERED TO AN ADDRESS DIFFERENT FROM THAT LISTED ELSEWHERE IN THIS LETTER OF TRANSMITTAL:

     Address _________________________________________________________________
                               (Including Zip Code)

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

     Name ____________________________________________________________________

     Address _________________________________________________________________

     If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act of 1933, as amended (the "Securities Act").

                     NOTE: SIGNATURES MUST BE PROVIDED BELOW
               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

         Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the principal amount of the Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Notes tendered herewith, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Company, all right, title and interest in and to such Notes. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that said Exchange Agent acts as the agent of the Company in connection with the Exchange Offer) to cause the Notes to be assigned, transferred and exchanged. The undersigned represents and warrants that it has full power and authority to tender, exchange, assign and transfer the Notes and to acquire Exchange Notes issuable upon the exchange of such tendered Notes, and that, when the same are accepted for exchange, the Company will acquire good and unencumbered title to the tendered Notes, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of tendered Notes or transfer ownership of such Notes on the account books maintained by the book-entry transfer facility. The undersigned further agrees that acceptance of any and all validly tendered Notes by the Company and the issuance of Exchange Notes in exchange therefor shall constitute performance in full by the Company of certain of its obligations under the Registration Rights Agreement (as defined in the Prospectus) and that the Company shall have no further obligations or liabilities thereunder with respect to any provisions thereof that by their terms terminate or cease to have further effectiveness as a result of the making of, and the acceptance for exchange of all validly tendered Notes pursuant to, the Exchange Offer.

         The Exchange Offer is subject to certain conditions as set forth in the Prospectus under the caption "The Exchange Offer -- Conditions to the Exchange Offer." The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by the Company), as more particularly set forth in the Prospectus, the Company may not be required to exchange any of the Notes tendered hereby and, in such event, the Notes not exchanged will be returned to the undersigned at the address shown above.

         By tendering, each holder of Notes represents that Exchange Notes acquired in the exchange will be obtained in the ordinary course of each holder's business, that such holder has no arrangement with any person to participate in the distribution of such Exchange Notes, that such holder is not an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act, that such holder has no arrangement with any person to participate in the distribution of the Exchange Notes, and that such holder (other than a broker-dealer) is not engaged in, and does not intend to engage in, a distribution of the Exchange Notes. The Company is making the Exchange Offer in reliance upon an interpretation by the staff of the Securities and Exchange Commission (the "Commission") set forth in a series of no-action letters issued to third parties. Based on such interpretation, the Company believes that Exchange Notes issued pursuant to the Exchange Offer in exchange for Notes may be offered for resale, resold and otherwise transferred by holders thereof who make the foregoing representations without compliance with the registration and prospectus delivery provisions of the Securities Act. However, the Company has not sought, and does not intend to seek, its own no-action letter, and there can be no assurance that the staff of the Commission would make a similar determination with respect to the Exchange Offer. Any holder who is an affiliate of the Company or who tenders in the Exchange Offer for the purpose of participating in a distribution of the Exchange Notes cannot rely on such interpretation by the staff of the Commission and must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction.

         If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. The Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of Exchange Notes received in exchange for Notes where such Notes were acquired by such broker-dealer as a result of market-making activities or other trading activities. The Company has agreed to make available, for a period of up to 120 days after consummation of the Exchange Offer, copies of the Prospectus, as amended or supplemented, to any broker-dealer and any other persons, if any, with similar prospectus delivery requirements, for use in connection with any resale of Exchange Notes. In the absence of an exemption, each broker-dealer that received the Notes other than as a result of market-making or other trading activities must comply with the registration requirements of the Securities Act.

         All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Tendered Notes may be withdrawn at any time prior to the Expiration Date in accordance with the terms of the Letter of Transmittal.

         Except as otherwise set forth in this Letter of Transmittal, certificates for all Exchange Notes delivered in exchange for tendered Notes and any Notes delivered herewith but not exchanged, and registered in the name of the undersigned, shall be delivered to the undersigned at the address shown below the signature of the undersigned.

                          TENDERING HOLDER(S) SIGN HERE
                   (COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9)

______________________________________________________________________________

______________________________________________________________________________
                           (Signature(s) of Holder(s)

(Must be signed by registered holder(s) exactly as name(s) appear(s) on certificate(s) of Notes. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth the full title of such person.) See Instruction 3.

Name(s)_______________________________________________________________________
                                 (Please Print)


Capacity (full title) ________________________________________________________

Address ______________________________________________________________________
                              (Including Zip Code)

Area Code and Telephone No. __________________________________________________

Taxpayer Identification No. __________________________________________________

Dated ________________________________________________________________________

                            GUARANTEE OF SIGNATURE(S)
                        (IF REQUIRED--SEE INSTRUCTION 3)

Authorized Signature _________________________________________________________

Name _________________________________________________________________________

Title ________________________________________________________________________

Address ______________________________________________________________________

Name of Firm _________________________________________________________________

Area Code and Telephone No. __________________________________________________

Dated ________________________________________________________________________

                                  INSTRUCTIONS

         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

1.       DELIVERY OF THIS LETTER OF TRANSMITTAL AND CERTIFICATES.

         Certificates for all physically delivered Notes or confirmation of any book-entry transfer to the Exchange Agent's or its agent's account at a book-entry transfer facility of Notes tendered by book-entry transfer, as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile thereof, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at any of its addresses set forth herein on or prior to the Expiration Date (as defined in the Prospectus).

         THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE NOTES AND ANY OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE HOLDER, AND EXCEPT AS OTHERWISE PROVIDED BELOW, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED OR CONFIRMED BY THE EXCHANGE AGENT. IF SUCH DELIVERY IS BY MAIL, IT IS SUGGESTED THAT REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, BE USED. IN ALL CASES SUFFICIENT TIME SHOULD BE ALLOWED TO PERMIT TIMELY DELIVERY.

         Holders whose Notes are not immediately available or who cannot deliver their Notes and all other required documents to the Exchange Agent on or prior to the Expiration Date or comply with book-entry transfer procedures on a timely basis must tender their Notes pursuant to the guaranteed delivery procedure set forth in the Prospectus under "The Exchange Offer -- Tender Procedure." Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution (as defined in the Prospectus); (ii) on or prior to the Expiration Date, the Exchange Agent must have received from such Eligible Institution a letter, telex, telegram or facsimile transmission (receipt confirmed by telephone and an original delivered by guaranteed overnight courier) setting forth the name and address of the tendering holder, the names in which such Notes are registered, and, if possible, the certificate number of the Notes to be tendered; and (iii) all tendered Notes (or a confirmation of any book-entry transfer of such Notes into the Exchange Agent's account at a book-entry transfer facility) as well as this Letter of Transmittal and all other documents required by this Letter of Transmittal, must be received by the Exchange Agent within five New York Stock Exchange trading days after the date of execution of such letter, telex, telegram or facsimile transmission, all as provided in the Prospectus under the caption "The Exchange Offer -- Tender Procedure."

         No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders, by execution of this Letter of Transmittal (or facsimile thereof), shall waive any right to receive notice of the acceptance of the Notes for exchange.

2.       PARTIAL TENDERS; WITHDRAWALS.

         If less than the entire principal amount of Notes evidenced by a submitted certificate is tendered, the tendering holder should fill in the principal amount tendered in the box entitled "Principal Amount Tendered." A newly issued certificate for the principal amount of Notes submitted but not tendered will be sent to such holder as soon as practicable after the Expiration Date. All Notes delivered to the Exchange Agent will be deemed to have been tendered in full unless otherwise clearly indicated.

         Tenders of Notes pursuant to the Exchange Offer are irrevocable, except that the Notes tendered pursuant to the Exchange Offer may be withdrawn at any time prior to the Expiration Date. To be effective, a written telegraphic, telex or facsimile transmission notice of withdrawal must be received by the Exchange Agent by 5:00 P.M., New York City time, on the Expiration Date. Any such notice of withdrawal must specify the person named in the Letter of Transmittal as having tendered Notes to be withdrawn, the certificate numbers of the Notes to be withdrawn, the principal amount of Notes delivered for exchange, a statement that such holder is withdrawing his or her election to have such Notes exchanged, and the name of the registered holder of such Notes, and must be signed by the holder in the same manner as the original signature on the Letter of Transmittal (including any required signature guarantees) or be accompanied by evidence satisfactory to the Company that the person withdrawing the tender has succeeded to the beneficial ownership of the Notes being withdrawn. The Exchange Agent will return the properly withdrawn Notes promptly following receipt of notice of withdrawal. If Notes have been tendered pursuant to the procedure for book-entry transfer, any notice of withdrawal must specify the name and number of the account at the book-entry transfer facility to be credited with the withdrawn Notes or otherwise comply with the book-entry transfer facility's procedures. All questions as to the validity of notice of withdrawal, including time of receipt, will be determined by the Company, and such determination will be final and binding on all parties.

         Properly withdrawn Notes may be retendered by following the procedures described herein at any time on or prior to the Expiration Date.

3. SIGNATURE ON THIS LETTER OF TRANSMITTAL; WRITTEN INSTRUMENTS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES.

         If this Letter of Transmittal is signed by the registered holder(s) of the Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

         If any of the Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

         If a number of Notes registered in different names are tendered, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of Notes.

         When this Letter of Transmittal is signed by the registered holder or holders (which term, for the purposes described here, shall include the book-entry transfer facility whose name appears on a security listing as the owner of the Notes) of Notes listed and tendered hereby, no endorsements of certificates or separate written instruments of transfer or exchange are required.

         If this Letter of Transmittal is signed by a person other than the registered holder or holders of the Notes listed, such Notes must be endorsed or accompanied by separate written instruments of transfer or exchange in form satisfactory to the Company and duly executed by the registered holder, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the Notes.

         If this Letter of Transmittal, any certificates or separate written instruments of transfer or exchange are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority so to act must be submitted.

         Endorsements on certificates or signatures on separate written instruments of transfer or exchange required by this Instruction 3 must be guaranteed by an Eligible Institution.

         Signatures on this Letter of Transmittal need not be guaranteed by an Eligible Institution, provided the Notes are tendered: (i) by a registered holder of such Notes, for the holder of such Notes; or (ii) for the account of an Eligible Institution.

4.       TRANSFER TAXES.

         Holders who tender their Notes for exchange will not be obligated to pay any transfer taxes in connection therewith, except that holders who instruct the Company to register Exchange Notes in the name of, or request that Notes not tendered or not accepted in the Exchange Offer be returned to, a person other than the registered tendering holder will be responsible for the payment of any applicable transfer tax thereon. If satisfactory evidence of payment of such taxes or exception therefrom is not submitted herewith the amount of such transfer taxes will be billed directly to such tendering holder.

         Except as provided in this Instruction 4, it will not be necessary for transfer tax stamps to be affixed to the Notes listed in this Letter of Transmittal.

5.       WAIVER OF CONDITIONS.

         The Company reserves the right to waive, in its reasonable judgment, in whole or in part, any of the conditions to the Exchange Offer set forth in the Prospectus.

6.       MUTILATED, LOST, STOLEN OR DESTROYED NOTES.

         Any holder whose Notes have been mutilated, lost, stolen or destroyed, should contact the Exchange Agent at the address indicated below for further instructions.

7.       REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

         Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address and telephone number set forth above. In addition, all questions relating to the Exchange Offer, as well as requests for assistance or additional copies of the Prospectus and this Letter of Transmittal, may be directed to Hawk at 200 Public Square, Suite 30-5000, Cleveland, Ohio 44114, Attention: Thomas A. Gilbride, Vice President-Finance (telephone 216-861-3553).

         IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE THEREOF (TOGETHER WITH CERTIFICATES OF NOTES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.

                                 PAYER'S NAME: BANK ONE TRUST COMPANY, NA
---------------------------------------------------------------------------------------------------------------------------------
SUBSTITUTE                               PART 1--PLEASE PROVIDE YOUR TIN IN
                                         THE BOX AT THE RIGHT AND CERTIFY                 _______________________________________
FORM W-9                                 BY SIGNING AND DATING BELOW                                  Social Security Number
                                                                                          or

                                                                                          ________________________________________
                                                                                                  Employer Identification Number
                                        ------------------------------------------------------------------------------------------
Department of the Treasury,             PART 2--Certification--Under penalties of perjury, I
Internal Revenue Service                certify that:


                                         (1)   The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me) and

PAYER'S REQUEST FOR                      (2)   I am not subject to backup withholding because:  (a) I am exempt from backup
TAXPAYER IDENTIFICATION                        withholding, or (b) I have not been notified by the Internal Revenue Service (the
NUMBER (TIN)                                   "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

                                               Certification Instructions--You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out such Item (2).
                                               ------------------------------------------------------------------------------------
                                                                                                                   PART 3--
                           SIGN
                           HERE ->            Signature ____________________________________                  Awaiting TIN [ ]

                                              Date ___________________________________, 1997

NOTE:            FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACK-UP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU
                 PURSUANT TO THE OFFER.  PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                 NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

                                YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX
                                                IN PART 3 OF SUBSTITUTE FORM W-9:

                                        CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER.

        I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or
Social Security Administration Office, or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all reportable payments made to me will be withheld.

Signature _______________________________________________                  Date _________________________________________, 1997


             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9

     GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GUIDE THE PAYER--Social Security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payer.

  ------------------------------------------------          ------------------------------------------------
  FOR THIS TYPE OF ACCOUNT:                                 GIVE THE SOCIAL SECURITY NUMBER OF--
  ------------------------------------------------          ------------------------------------------------

  1.  Individual                                            The individual
  2.  Two or more individuals (joint account)               The actual owner of the account or, if combined
                                                            funds, the first on the account(1)
  3.  Husband and wife (joint account)                      The actual owner of the account or, if joint funds, either person(1)
  4.  Custodian account of a minor (Uniform Gift to Minors  The minor(2)
       Act)
  5.  Adult and minor (joint account)                       The adult or, if the minor is the only contributor, the minor(1)
  6.  Account in the name of guardian or committee          The ward, minor, or incompetent person(3)
       for a designated ward, minor, or incompetent person
  7.  (a)  The usual revocable savings trust                The grantor-trustee(1)
              (grantor is also trustee)
      (b)  So-called trust account that is not a legal or  The actual owner(1)
              valid trust under State law

  ------------------------------------------------          ------------------------------------------------
  FOR THIS TYPE OF ACCOUNT:                                 GIVE THE EMPLOYER IDENTIFICATION NUMBER--
  ------------------------------------------------          ------------------------------------------------

  8.  Sole proprietorship                                   The owner(4)
  9.  A valid trust, estate, or pension trust               The legal entity (Do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)(5)
  10.  Corporate account                                    The corporation
  11.  Association, club, religious, charitable,            The organization
       educational organization account or other
       tax-exempt organization
  12.  Partnership                                          The partnership
  13.  A broker or registered nominee                       The broker or nominee
  14.  Account with the Department of Agriculture in the    The public entity
         name of a public entity (such as a State or local
         governmental school district, or prison) that
         receives agricultural program payments
  --------------------

  (1)  List first and circle the name of the person whose number you furnish.
  (2)  Circle the minor's name and furnish the minor's social security number.
  (3)  Circle the ward's, minor's or incompetent person's name and furnish such person's social security number.
  (4)  Show the name of the owner.  You may also enter your business or "doing business as" name.  You may use your Social
       Security Number or Employer Identification Number.
  (5)  List first and circle the name of the legal trust, estate, or pension trust.

  NOTE:  If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

  OBTAINING A NUMBER

  If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

  PAYEES EXEMPT FROM BACKUP WITHHOLDING

  Payees specifically exempted from backup withholding on ALL payments of interest and dividends include the following:

   -   A corporation.
   - As organization exempt from tax under section 501(a), or an individual retirement plan, or a custodial account under Section 403(b)(7).
   -   The United States or any agency or instrumentality thereof.
   - A State, the District of Columbia, a possession of the United States, or any political subdivision or instrumentality thereof.
   - A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.
   -   An international organization or any agency or instrumentality thereof.
   -   A foreign central bank of issue.
   - A dealer in securities or commodities required to register in the U.S. or a possession of the U.S.
   -   A real estate investment trust.
   - An entity registered at all times under the Investment Company Act of 1940.
   -   A common trust fund operated by a bank under section 584(a).
   -   A financial institution.
   -   An exempt charitable remainder trust, or a non-exempt trust described in section 4947(a)(1).

  Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

   -   Payments to nonresident aliens subject to withholding under section 1441.
   - Payments to partnerships not engaged in a trade or business in the U.S. and that have at least one nonresident partner.
   -   Payments of patronage dividends not paid in money.
   -   Payments made by certain foreign organizations.

  Payments of interest not generally subject to backup withholding include the following:

   - Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.
   - Payments of tax-exempt interest (including exempt-interest dividends under section 852).
   -   Payments described in section 6049(b)(5) to non-resident aliens.
   -   Payments on tax-free covenant bonds under section 1451.
   -   Payments made by certain foreign organizations.

  Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, SIGN AND DATE THE FORM, AND RETURN IT TO THE PAYER.

  Certain payments other than interest, dividends, and patronage dividends, that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A(a), 6042, 6044, 6045, 6049, 6050A, and 6050N.

  PRIVACY ACT NOTICE--Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to IRS. IRS uses the numbers for identification purposes and to help verify the accuracy of the recipient's return. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

  PENALTIES

  (1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER--If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.
  (2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING--If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.
  (3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION--Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment. FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.